SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2004

INGERSOLL-RAND COMPANY LIMITED
(Exact name of registrant as specified in its charter)

         Bermuda                              1-985                                  75-2993910
  (State of incorporation)      (Commission File Number)            (I.R.S. Employer
                                                                                                 Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11, Bermuda
              (Address of principal executive offices)

(441) 295-2838
(Registrant's telephone number, including area code)

INGERSOLL-RAND COMPANY LIMITED

Item 9.            Regulation FD Disclosure

Attached hereto as Exhibit 99, which is incorporated herein by reference, is the registrant's press release announcing that Ingersoll-Rand Company Limited reiterates its earnings guidance for the 2004 second quarter and full year.

The information in this Item 9 is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements under the Securities Act of 1933.  Additionally, the inclusion of such information is not an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Exhibit Number            Description

99                                Press release of Ingersoll-Rand Company Limited, dated June 3, 2004

INGERSOLL-RAND COMPANY LIMITED
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                INGERSOLL-RAND COMPANY LIMITED
                                                (Registrant)

Date: June 3, 2004                  /S/ Richard W. Randall____________
                                               Richard W. Randall
                                               Vice President & Controller